================================================================================






                              AVALON CAPITAL, INC.





                                 ANNUAL REPORT
                                August 31, 2000






================================================================================

Avalon Capital, Inc. (the "Fund"), is a non-diversified closed-end investment company whose primary investment objective is to provide investors with long-term capital appreciation by investing in a portfolio of securities that possess fundamental investment value and may be purchased at a reasonable cost. To this end, the Fund applies the following investment principles:

     --   View each investment as a business
     --   Think independently
     --   Emphasize high returns
     --   Look for sustained business excellence
     --   Focus on businesses that consider shareholder interests
     --   Seek to pay a reasonable price
     --   Invest for the long term

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
Avalon Capital, Inc. features a Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which allows shareholders to acquire additional shares directly from the Fund by automatically reinvesting dividends or making additional investments as often as each month. An Automatic Cash Investment feature allows investors to set up direct investments from a bank account on a regular monthly or quarterly basis. A more detailed description of the Plan appears on page 14 of this report and in the Fund's prospectus.

ADDITIONAL SALES OF SHARES
Avalon Capital, Inc. also has a unique interval feature which provides the opportunity for non-shareholders to buy shares directly from the Fund. Unlike most closed-end funds, which trade only over an exchange, Avalon Capital, Inc. may periodically sell additional shares with no sales commission and no minimum or maximum investment limit.

REPURCHASE OF SHARES
Avalon Capital, Inc. trades on the NASDAQ Bulletin Board, under the ticker symbol "MIST." To provide additional shareholder liquidity, each February the Fund offers to repurchase between 5 percent and 25 percent of its outstanding shares at the then-current net asset value. Before each repurchase offer, the Fund will establish a deadline for receiving repurchase requests no more than 14 days before the repurchase pricing date, which shall be the last business day of February. No less than 21 days and no more than 42 days before the repurchase request deadline, the Fund will give notice of the repurchase offer, including the repurchase request deadline, to each shareholder of record.

The Fund has also been authorized by its Board of Directors, in accordance with
Section 23(c) of the Investment Company Act of 1940, to repurchase its shares in the market from time to time as and when it is deemed advisable by the Fund.* Such purchases will be made at a price not above the market value or the net asset value, whichever is lower, at the time of such purchase. If such purchases are made at prices below net asset value, they will increase the net asset value of the remaining outstanding shares. Shares repurchased by the Fund are retired.

For additional information about Avalon Capital, Inc. or any of the above programs, please call the Fund at (609) 683-3916.


* Meeting of the Board of Directors, October 18, 1996.

AVALON CAPITAL, INC.
================================================================================



--------------------------------------------------------------------------------
ANNUAL REPORT                                                   October 23, 2000
--------------------------------------------------------------------------------

Dear Shareholders,

For the fiscal year ended August 31, 2000, Net Asset Value (NAV) fell slightly to $17.21 from $17.52. For the calendar year to date through September 30, 2000, NAV rose 5.19% compared to -1.39% for the S&P 500.

At the Fund's annual redemption on February 29, 2000, 43,162 shares were redeemed. In addition, 19,531 shares were sold through the Dividend Reinvestment and Cash Purchase Plan.

                    ---------------------------------------

A friend of mine, George, decided early this year that he wanted to get in on some of the stocks that took off in 1999. Tempted by stories he'd been hearing from co-workers, clients, friends at cocktail parties, even a waiter at his favorite restaurant, he decided in late February he was going to buy, too - just as the NASDAQ was approaching its peak.

Not long after, the NASDAQ experienced its April crash, falling 37.2% from its all-time high. George subsequently bailed out of some of the stocks he bought, suffering large losses, and he's still losing ground on others that he held. He exposed himself to the risk of such losses, because he violated four of the Principles of Investing that I outline in my book, The Rational Investor, and that we follow in our investment strategy:

     THINK INDEPENDENTLY - George was acting on information he heard about from other people, not on his own independent thinking or research.

     BUY THE BUSINESS, NOT THE STOCK - George hadn't read an annual report or analyst's report for the companies he was interested in, or spoken to anyone at the companies, or consulted any reputable information sources about the companies - he acted primarily on the recent movement of the stock price.

     PAY ONLY A REASONABLE PRICE - because George was buying stocks that were popular at the time, the shares he purchased were extremely overvalued (research would have shown this).

     DON'T LOSE MONEY - George fell prey to the most likely cause of a permanent loss of capital - paying a price well in excess of economic value.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SHAREHOLDER LETTER


================================================================================

BUYING FOR THE WRONG REASON

The biggest mistake many investors, including investment professionals such as mutual fund advisers, have been making over the last year or so has been buying shares of a company because its price has been going up, most often because the company potentially has exciting growth prospects. Unfortunately, investing is more complicated than that. You can't simply buy what sounds like a business winner. The reason: if you think a company is likely to do well, chances are other people think so, too - and that opinion may already be reflected in a high price that leaves little, if any, room for you to profit.

Even worse, many companies that become popular with investors because they look like business winners turn out to be business duds. Sometimes this disappointment happens quickly - i.e. the many Internet stocks that were so popular over the past year or so and now have lost 70%, 80%, even 90% of their value.

Other times, it can take years for investors to realize that growth prospects were exaggerated, that a hot company is actually vulnerable to new competitors, or a cyclical fluctuation, or the like. So investors, like George, who buy currently popular companies can get hit with a double whammy, much like a shopper who pays a high price for what eventually turns out to be damaged goods.

THE MATHEMATICS OF INVESTING

The best way to see how price matters is to look at the math of investing, which involves probabilities, much like the odds on horses at a racetrack. An investor favorite will often have a high p/e, or "low odds," which basically means a low potential payoff. On the other hand, an investment that is out of favor with investors will often have a low p/e, or "high odds," which can mean a much larger potential payoff.

To see how this works, consider the following example of two companies:

Cisco Systems is a leading supplier of networking products for the Internet, a company that has experienced rapid earnings growth in recent years and has become extremely popular with investors. The Value Line Investment Survey, a highly-regarded securities research service, projects an astounding 3-5 year growth rate of 39.5% for the company, which would have earnings growing from $0.53 a share in 2000 to $2.80 in 2005. Using Value Line's projected p/e of 50 for 2003-2005, however, a share of Cisco would have a market value in 2005 of $140 - giving a compounded annual return of just 11.3% from Cisco's recent high price of $82 this year.

Jones Apparel, on the other hand, is in a far less exciting business for investors these days - women's clothing and shoes. Jones Apparel brands include Jones New York, Evan-Picone, Lauren by Ralph Lauren, Nine West, and Easy Spirit. According to Value Line, Jones has projected earnings for 2000 of $2.50 and a projected 3-5 year growth rate of 20.5%, which would result in earnings of $6.35 in 2005. Multiplying these earnings by Value Line's projected multiple (p/e) of 15 times earnings gives a 2005 estimated price of $95.27 - a return of 24% per year from Jones Apparel's recent high price of $32.60.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SHAREHOLDER LETTER


================================================================================

EXCITING COMPANIES MAY PRODUCE MEDIOCRE RETURNS

Even worse for the investor in Cisco, an awful lot has to go right for the company just to meet the Value Line projections. A 39.5% rate of growth is rarely achieved by any corporation over long periods of time. Risks to the Value Line earnings forecast include a cyclical downturn in the economy, new competition in the industry, and new technological developments. For the same reasons, a p/e of 50 in 2005 could well prove optimistic and is historically very high. As has occurred recently for other tech companies, any dip in the business could lead to a sudden collapse in the p/e multiple investors are willing to pay for Cisco - which would mean a sharp fall in its price.

Jones, by contrast, has a projected growth rate of 20.5% - substantially below the 27.5% it achieved over the last 5 years. In addition, the projected p/e of 15 is modest for any stock (the S&P sells for an average p/e of 26.47, today), and well below the high p/e paid for Jones in recent years of 20.1. Moreover, Jones' broad array of strong brand names in clothing and shoes suggests far less business risk than the average company, especially a tech company.

To sum up this comparison - Value Line's projection of a 24% return for "boring" Jones Apparel is not only larger, but appears more achievable than its modest 11.3% projected return for the "exciting" Cisco.

MAINTAIN A LONG-TERM PERSPECTIVE

Yet, earlier this year, investors continued to flock to the Ciscos of the stock market. Why? In many cases it was not because they'd done the math and found the projected long-term returns were likely to be high (Value Line's projections would have ruled out that conclusion). Rather, these investors - including mutual funds, trust companies, etc. - were seeking short-term performance and giving in to popular opinion. They were really just gambling, like my friend, George, that recent price movements would continue in the near-term future, instead of focusing on long-term business results and the price paid for a share in them.

Roger Lowenstein describes the dangers of this sort of speculation in his recent book, WHEN GENIUS FAILED: THE RISE AND FALL OF LONG-TERM CAPITAL
MANAGEMENT:

     Long-Term's saga of riches to rags was replete with lessons for investors. Its astonishing profits looked less impressive in the light of the losses that followed. As with an insurer who collects heady premiums but gives them back when a big storm hits, Long-Term's profits were not, in a sense, all "earned"; in part, they were borrowed against the day when the cycle would turn. No investment - Internet wunderkinds included - can be judged on the basis of half a cycle alone.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SHAREHOLDER LETTER


================================================================================

As you know from our prior reports, we follow a strategy that is based on proven business results over many years and many economic cycles - not short-term price movements. We are looking for steady, high compound returns over 5, 10, or 20 years in companies with superior long-term prospects due to an economic competitive advantage. We believe such an approach not only reduces risk, but is more tax-efficient and cheaper regarding expenses such as commissions and bid/ask spreads.




/S/ DANIEL E. HUTNER
--------------------
Daniel E. Hutner
Chairman and President










--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2000


================================================================================


QUANTITY        SECURITY DESCRIPTION                                     VALUE
--------        --------------------                                     -----

COMMON STOCK (97.23%)
BANKS - REGIONAL (4.07%)
     1,200      M & T Bank Corp. ...............................      $  581,625
                                                                      ----------

BEVERAGES (17.29%)
     2,400      Anheuser- Busch Companies, Inc. ................         189,150
    37,900      Coca - Cola Company ............................       1,994,487
     6,700      Pepsico, Inc. ..................................         285,587
                                                                      ----------
                                                                       2,469,224
                                                                      ----------
CONSUMER PRODUCTS (2.19%)
    10,400      Gillette Company ...............................         312,000
                                                                      ----------

DIVERSIFIED COMPANIES (10.48%)
        25      Berkshire Hathaway, Inc. Class A * .............       1,442,500
        28      Berkshire Hathaway, Inc. Class B * .............          53,564
                                                                      ----------
                                                                       1,496,064
                                                                      ----------
ENTERTAINMENT (7.05%)
    25,841      The Walt Disney Company ........................       1,006,184
                                                                      ----------

FINANCIAL SERVICES (20.42%)
    44,850      American Express Company .......................       2,651,756
     8,000      Dun & Bradstreet Corp. .........................         264,000
                                                                      ----------
                                                                       2,915,756
                                                                      ----------
FOOD PRODUCTS (2.41%)
       160      Earthgrains Company ............................           2,820
     4,600      Wrigley (Wm) Jr. Company .......................         340,688
                                                                      ----------
                                                                         343,508
                                                                      ----------
INSURANCE (16.07%)
    25,752      American International Group, Inc. .............       2,295,147
                                                                      ----------

LEISURE/AMUSEMENT (4.99%)
    21,025      International Speedway Corp. ...................         712,222
                                                                      ----------

MINING (1.18%)
    16,000      Franco Nevada Mining, Ltd. .....................         168,177
                                                                      ----------

MORTGAGE FINANCE (6.49%)
    17,250      Federal National Mortgage Association ..........         927,188
                                                                      ----------



--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS



                                       5

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2000


================================================================================


QUANTITY        SECURITY DESCRIPTION                                     VALUE
--------        --------------------                                     -----


NEWSPAPER (2.54%)
     6,400      Gannett Company, Inc. ..........................      $  362,400
                                                                      ----------

RESTAURANTS (2.05%)
     9,800      McDonald's Corp. ...............................         292,775
                                                                      ----------

TOTAL COMMON STOCK (Cost $7,284,316) ...........................      13,882,270
                                                                      ----------

SHORT-TERM HOLDINGS (0.33%)
        46,849  Firstar Treasury Fund (Cost $46,849) ...........          46,849
                                                                      ----------

TOTAL INVESTMENTS (Cost $7,331,165) ............................     $13,929,119

                                                                     -----------
* Denotes non-income producing security.


--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2000


================================================================================




ASSETS:
        Investments, at value (cost $7,331,165) ..............     $ 13,929,119
        Receivable for securities sold .......................          383,535
        Interest and dividends receivable ....................            5,823
        Organization costs, net ..............................            4,300
        Other assets .........................................            3,925
                                                                   ------------
Total Assets .................................................       14,326,702

LIABILITIES:
        Accrued advisory fees ................................           12,363
        Accrued directors fees ...............................            3,000
        Other accrued expenses ...............................           33,307
                                                                   ------------
Total Liabilities ............................................           48,670
                                                                   ------------
NET ASSETS ...................................................     $ 14,278,032
                                                                   ============

COMPOSITION OF NET ASSETS:
        Paid in capital ......................................     $  7,618,517
        Accumulated net investment loss ......................         (554,555)
        Accumulated net realized gains on investments ........          616,116
        Net unrealized appreciation on investments ...........        6,597,954
                                                                   ------------
NET ASSETS ...................................................     $ 14,278,032
                                                                   ============
SHARES OUTSTANDING ...........................................          829,471
                                                                   ============
NET ASSET VALUE PER SHARE (market value $15.50) ..............     $      17.21
                                                                   ============


--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2000


================================================================================

INVESTMENT INCOME:
        Dividends ............................................        $ 141,400
        Interest .............................................            6,054
                                                                      ---------
Total investment income ......................................          147,454
                                                                      ---------

EXPENSES:
        Advisory .............................................          143,712
        Administration .......................................           52,800
        Transfer agency ......................................            7,624
        Directors ............................................            3,000
        Auditing .............................................           19,700
        Custody ..............................................            4,884
        Legal ................................................           10,278
        Printing and postage .................................            6,404
        Amortization of organization costs ...................           19,659
        Other ................................................            8,999
                                                                      ---------
Total expenses ...............................................          277,060
                                                                      ---------
NET INVESTMENT LOSS ..........................................         (129,606)
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
        Net realized gain on investments .....................          503,787
        Net change in unrealized appreciation ................         (299,030)
                                                                      ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..............          204,757
                                                                      ---------

INCREASE IN NET ASSETS FROM OPERATIONS .......................        $  75,151
                                                                      =========


--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
STATEMENT OF CHANGES IN NET ASSETS
AUGUST 31, 2000


================================================================================

                                                            For the years ended August 31,
                                                                   2000           1999
                                                            ------------------------------
FROM INVESTMENT ACTIVITIES:
        Net investment loss ..............................   $   (129,606)   $   (163,838)
        Net realized gain on investments .................        503,787         421,825
        Net change in unrealized appreciation ............       (299,030)      2,168,820
                                                             ------------    ------------
Net increase in net assets resulting from operations .....         75,151       2,426,807
                                                             ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net realized gains on investments
                ($0.50 and $0.16 per share, respectively)        (426,602)       (142,185)
                                                             ------------    ------------

CAPITAL SHARE TRANSACTIONS:
        Proceeds from sale of shares .....................        145,391         138,443
        Dividends reinvested .............................        172,704          35,726
        Shares repurchased ...............................       (639,224)       (807,102)
                                                             ------------    ------------

Net decrease in net assets from capital share transactions       (321,129)       (632,933)
                                                             ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS ....................       (672,580)      1,651,689

NET ASSETS:
Beginning of year ........................................     14,950,612      13,298,923
                                                             ------------    ------------

End of year (includes accumulated net investment loss
        of $554,555 and $424,949, respectively) ..........   $ 14,278,032    $ 14,950,612
                                                             ============    ============

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
FINANCIAL HIGHLIGHTS


================================================================================


SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                        NOVEMBER 20,
                                                                                                           1995*
                                                            FOR THE YEARS ENDED AUGUST 31,                THROUGH
                                                  2000         1999          1998            1997           1996
                                          -------------------------------------------------------------------------
Beginning net asset value per share ...   $       17.52  $       14.98  $       13.35  $       10.51  $       10.00

Net investment loss ...................           (0.17)         (0.19)         (0.19)         (0.09)       --
Net realized and unrealized gain
        on securities .................            0.36           2.89           1.82           2.93           0.60
Distribution from net investment income         --             --             --             --               (0.04)
Distribution from realized gains
        on investments ................           (0.50)         (0.16)       --             --             --
Offering Cost .........................         --             --             --             --               (0.05)
                                          -------------  -------------  -------------  -------------  -------------

Ending net asset value per share ......   $       17.21  $       17.52  $       14.98  $       13.35  $       10.51
                                          =============  =============  =============  =============  =============

Ending market value per share .........   $       15.50  $       16.25  $       15.63  $       13.75  $       10.88
                                          =============  =============  =============  =============  =============


Ratios to average net assets:
        Expenses ......................            1.93%          1.84%          2.11%          2.22%          3.14%**
Total Return:
        Based upon net asset value ....            1.01%         18.01%         12.21%         27.02%          5.48%
        Based upon market value .......           (1.85)%         4.91%         13.67%         26.38%          9.18%
Portfolio turnover rate ...............            3.45%          4.05%          7.00%          8.89%          0.00%
Net assets at end of period
        (000's omitted) ...............   $   14,278     $   14,951     $   13,299     $   12,269     $   10,180



        *       Commencement of operations
        **      Annualized

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
NOTES TO FINANCIAL SATEMENTS
AUGUST 31, 2000


================================================================================

1. ORGANIZATION
Avalon Capital, Inc. (the "Fund") was incorporated in Maryland on March 14, 1995, as a non-diversified, closed-end management investment company. The Fund had no operations until September 6, 1995, when it sold 10,000 shares of common stock for $100,000 to Avalon Partners, L.P. Investment operations commenced on November 20, 1995.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund's financial statements are prepared in accordance with generally accepted accounting principles in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following information:

     SECURITY VALUATION -- Securities held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Directors. Short-term securities having a maturity of 60 days or less are valued at amortized cost.

     INTEREST AND DIVIDEND INCOME AND DIVIDENDS TO SHAREHOLDERS -- Interest income is accrued as earned. Dividend income is recorded on ex-dividend date. Dividends to shareholders from net investment income are declared and paid annually. Net capital gains are distributed to shareholders at least annually. Distributions from net investment income and realized capital gains are based on amounts calculated in accordance with applicable income tax regulations. Any differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to organizational cost and the recognition of unrealized loss on options. Discounts on Treasury Bills purchased are amortized over the life of the respective securities.

     ORGANIZATIONAL COSTS -- The Fund incurred costs in connection with its organization in the amount of $98,157. These costs have been capitalized and are being amortized using the straight-line method over a five year period beginning on the commencement of the Fund's investment operations.

     FEDERAL INCOME TAX -- The Fund intends to qualify as a regulated investment company and distributes all of its taxable income. Therefore, no Federal income tax provision is required.

3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser to the Fund is Hutner Capital Management, Inc. (the "Adviser"). The Adviser receives an advisory fee from the Fund at an annual rate of 1% of the average weekly net assets of the Fund. The administrator of the Fund is American Data Services, Inc. ("ADS"). Pursuant to an Administration Agreement, ADS receives a fee equal to the greater of an annual rate of .10% of the average weekly net assets of the Fund or $52,800 per year. ADS also provides fund accounting services to the Fund pursuant to the administration agreement under which it receives no fees.

American Stock Transfer & Trust Co. serves as the Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $6,000 per year plus certain shareholder account fees.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
NOTES TO FINANCIAL SATEMENTS
AUGUST 31, 2000


================================================================================



4. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales (excluding short-term investments) during the year ended August 31, 2000, amounted to $492,845 and $1,756,799, respectively. The cost basis of securities for Federal income tax purposes is the same as for financial accounting purposes. Gross unrealized appreciation and depreciation as of August 31, 2000 was $6,749,617 and $151,663, respectively.

Realized gains and losses on investments sold are recorded on the basis of specific identified cost.

5. CAPITAL SHARE TRANSACTIONS
The Fund has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") pursuant to which shareholders have dividend payments or other distributions invested in additional shares of the Fund. Participants in the Plan may also make additional cash investments in shares of the Fund on a monthly basis. Pursuant to Rule 23c-3 under the Investment Company Act of 1940, the Fund offers shareholders the option of redeeming shares in amounts of not less than 5% but not more than 25% of the Fund's stock.

There are 100 million shares of $.001 par value common stock authorized. At August 31, 2000, paid in capital amounted to $7,618,517.

Transactions in capital shares were as follows:

                                            FOR THE YEAR               FOR THE YEAR
                                               ENDED                       ENDED
                                           AUGUST 31, 2000            AUGUST 31, 1999
                                          SHARES     AMOUNT        SHARES      AMOUNT
                                        ----------------------------------------------
Shares sold .......................       9,746    $ 145,391        7,766    $ 138,443
Shares issued for reinvestment of
        dividends and distributions
        from realized gains .......       9,785      172,704        2,023       35,726
Shares redeemed ...................     (43,162)    (639,224)     (44,542)    (807,102)
                                        -------    ---------      -------    ---------
Net decrease ......................     (23,631)   $(321,129)     (34,753)   $(632,933)
                                        =======    =========      =======    =========


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
INDEPENDENT AUDITORS' REPORT


================================================================================


BOARD OF DIRECTORS AND SHAREHOLDERS OF
AVALON CAPITAL, INC.

We have audited the accompanying statement of assets and liabilities of Avalon Capital, Inc. (the "Fund"), including the schedule of investments, as of August 31, 2000, and the related statements of operations and of changes in net assets, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Avalon Capital, Inc. as of August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP
New York, New York
October 6, 2000


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AVALON CAPITAL, INC.
OTHER INFORMATION


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AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The Dividend Reinvestment and Cash Purchase Plan ( the "Plan") is a convenient way to acquire additional shares of Avalon Capital, Inc. (the "Fund") common stock directly from the Fund by automatic reinvestment of cash distributions or additional contributions of cash.

Shareholders wishing to make additional investments through the Plan should send a check to American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788. Please make your check payable to "Avalon Capital, Inc." and be sure to write your account number on the face of the check. You may verify your account number by calling American Stock Transfer & Trust Co., the Fund's transfer agent at (800) 937-5449. Funds received during a month are invested in shares of the Fund on the last business day of the month in accordance with the procedures set forth in the prospectus.

The Plan is available to all shareholders of Avalon Capital, Inc. whose shares are held directly on the books of the Fund. If your shares are held by a bank, broker or nominee and you wish to participate in the Plan, you should contact the institution holding your shares to request that the shares be re-registered in your name. This will enable you to participate in the Plan.

For more information about the Plan, please consult the prospectus.

SHARE INFORMATION
The Fund's net asset value is calculated as of the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time) each Friday. You can obtain the Fund's last calculated NAV by calling American Data Services, Inc. at (631) 951-0500.

Shares of Avalon Capital are listed for trading on the NASDAQ Bulletin Board. Current quotes are available from quotation systems or through brokers using the fund's ticker symbol, "MIST". The net asset value and market price of Avalon Capital, Inc. shares are also reported weekly under the closed-end fund listings in Barron's, the Sunday New York Times business section, and the Monday edition of the Wall Street Journal.

ACCOUNT INFORMATION
If your Avalon Capital, Inc. shares are registered in the name of your bank or broker, please contact that institution if you have changed your address, or if you have any questions concerning your account. If your shares are registered in your own name, you may write American Stock Transfer & Trust Co., 40 Wall Street, New York, NY 10005, or call (800) 937-5449.

If you have other questions about Avalon Capital, Inc. you may write us at Avalon Capital, Inc., 34 Chambers Street, Suite 200, Princeton, NJ 08542, or call (609) 683-3916.


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                              AVALON CAPITAL, INC.

                                   DIRECTORS
                                William Endicott
                                Daniel E. Hutner
                              Nancy Watson Hutner
                                  Edward Rosen
                                  Donald Smith

                               INVESTMENT ADVISER
                        Hutner Capital Management, Inc.
                               34 Chambers Street
                              Princeton, NJ 08542

                                 ADMINISTRATOR
                          American Data Services, Inc.
                         The Hauppauge Corporate Center
                          150 Motor Parkway, Suite 109
                              Hauppauge, NY 11788

                                   CUSTODIAN
                                Firstar Bank, NA
                               425 Walnut Street
                              Cincinnati, OH 45201

                                 LEGAL COUNSEL
                             Spitzer & Feldman P.C.
                                405 Park Avenue
                               New York, NY 10022

                            INDEPENDENT ACCOUNTANTS
                             Deloitte & Touche LLP
                           Two World Financial Center
                            New York, NY 10281-1414


                      INVESTOR INFORMATION: (631) 951-0500


     THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE AVALON CAPITAL, INC. FUND PROSPECTUS.






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                              AVALON CAPITAL, INC.











                              Avalon Capital, Inc.
                               34 Chambers Street
                              Princeton, NJ 08542
                                  609-683-3916








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